UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------


         Date of Report (Date of earliest event reported): JUNE 19, 2000



                           BRIGHAM EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                       000-22433                75-2692967
(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
       OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                               AUSTIN, TEXAS 78730
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (512) 427-3300

Item 5.  OTHER EVENTS.

         On June 19, 2000, Brigham Exploration Company (the "Company") announced that it had completed and brought on production a Lower Frio bright spot discovery in its Southwest Danbury Project in Brazoria County, Texas, and it provided an update regarding its 2000 drilling program and its daily production volumes.

         Copies of the Company's press release that provided these announcements are attached hereto as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits

                Item Number     Exhibit

                99.1*           Press Release dated June 19, 2000.


-----------------------
*  filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BRIGHAM EXPLORATION COMPANY


Date:    July 6, 2000                         By: /s/ CURTIS F. HARRELL
                                                  -----------------------------
                                                      Curtis F. Harrell
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS

     Item Number        Exhibit

        99.1            Press Release dated June 19, 2000.